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                                                                    EXHIBIT 10.2

                               AMENDMENT NO. 11
                                    TO THE
                             ST. JOHN KNITS, INC.
                            1993 STOCK OPTION PLAN

          WHEREAS, St. John Knits, Inc. (the "Corporation") maintains the St. John Knits, Inc. 1993 Stock Option Plan, as amended (the "Plan");

          WHEREAS, the Board of Directors, after discussion and deliberation, has determined that it is advisable and in the best interests of the Corporation and its stockholders to increase the number of shares of the Corporation's Common Stock (the "Common Stock") which may be issued or delivered pursuant to the Plan and options granted thereunder by an additional 750,000 shares of Common Stock (the "Additional Shares"), and to provide that the maximum number of shares of Common Stock in the aggregate that may be subject to all options granted under the Plan to any one individual in any calendar year is 150,000 shares; and

          WHEREAS, the Board of Directors has the authority to amend the Plan, subject, however, to the requisite approval of the Corporation's stockholders in certain circumstances as set forth in the Plan;

          RESOLVED, that the Plan be, and it hereby is, amended as set forth below, such amendments to take effect immediately, subject, however, to the approval of the Corporation's stockholders:

          1. The first Sentence of Section 5 of the Plan is amended to read as follows:

                     "The maximum aggregate number of Shares which may be obtained and sold under this Plan is 2,350,000 Shares of authorized but unissued Common Stock of the Company."

          2. Section 5 of the Plan is amended by adding the following sentence at the end thereof:

                     "The maximum number of Shares in the aggregate that may be subject to all Options granted under this Plan to any one individual in any calendar year is 150,000 shares."

          RESOLVED FURTHER, that the amendments to the Plan approved herein be presented to the stockholders of the Corporation at the 1998 annual meeting of stockholders.
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          IN WITNESS WHEREOF, this Amendment to the Plan is executed as of this thirteenth day of February, 1998, by the undersigned duly authorized officer of the Corporation.

                                         ST. JOHN KNITS, INC.


                                         By:   /s/ ROGER G. RUPPERT
                                            --------------------------------
                                         Name:  Roger G. Ruppert
                                         Title: Sr. V.P. Finance/CFO


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